SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2006

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-11230	41-0749934
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

7201 Metro Boulevard

Edina, MN 55439

(Address of principal executive offices including Zip Code)

(952) 947-7000

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01       Entry into a Material Definitive Agreement

Background

On January 10, 2006, Regis Corporation (the “Company”) announced that it had entered into a merger agreement which contemplated several transactions, including the distribution of all the shares of Sally Holdings, Inc. (“Sally Holdings”), a wholly-owned subsidiary of Alberto-Culver Company (“Alberto-Culver”), on a pro rata basis, to the common stockholders of Alberto-Culver (the “Distribution”) and, immediately after the consummation of the Distribution, the merger of a wholly-owned subsidiary of the Company with and into Sally Holdings, with Sally Holdings as the surviving corporation, followed by the merger of Sally Holdings with and into another wholly-owned subsidiary of the Company (“Subco”), with Subco as the surviving entity.  As part of the transactions contemplated by the merger agreement, immediately prior to the Distribution Sally Holdings will distribute $400 million in cash to Alberto-Culver (the “Special Dividend”).

Commitment Letter

In connection with obtaining the financing necessary to enable Sally Holdings to pay the Special Dividend, the Company has entered into a letter agreement dated January 23, 2006 (the “Commitment Letter”) with Banc of America Mezzanine Capital LLC (“BAMC”) and Banc of America Securities LLC (“BAS” and, together with BAMC, “BofA”).  Under the terms of the Commitment Letter, BAMC has agreed to provide Sally Holdings or its subsidiaries with $400 million in financing through an unsecured bridge credit facility.  The Company expects that the unsecured bridge credit facility, if it is drawn, will be refinanced with future borrowings.  The Commitment Letter is subject to customary conditions to consummation, including the absence of any Material Adverse Effect (as defined in the Commitment Letter).  The Company has agreed to pay BofA certain fees in connection with the Commitment Letter and has agreed to indemnify BofA against certain liabilities.

The foregoing description of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 2 — Financial Information

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See disclosure under Item 1.01.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document
10.1	Bridge Commitment Letter between Regis Corporation, Banc of America Mezzanine Capital LLC and Banc of America Securities LLC, dated January 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION
(Registrant)

Dated: January 25, 2006	By:	/s/ Eric Bakken
	Name:	Eric Bakken
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Document
10.1	Bridge Commitment Letter between Regis Corporation, Banc of America Mezzanine Capital LLC and Banc of America Securities LLC, dated January 23, 2006.